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                                                                    EXHIBIT 10.1

                              KILROY REALTY, L.P.
                 FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

          THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") is made as of October 2, 1998 by Kilroy Realty Corporation, a Maryland corporation, as general partner (the "General Partner") of Kilroy Realty, L.P., a Delaware limited partnership (the "Partnership"), for the purpose of amending the Third Amended and Restated Agreement of Limited Partnership, dated as of April 17, 1998, as amended to the date hereof (the "Partnership Agreement").

          WHEREAS, the General Partner has entered into a Rights Agreement, dated as of October 2, 1998 (the "Rights Agreement"), pursuant to which the General Partner will distribute to holders of the General Partner's common stock rights to purchase shares of a newly authorized class of preferred stock (the "Rights Plan"); and

          WHEREAS, in connection with the adoption of the Rights Plan, it is necessary to amend the Partnership Agreement to provide for the equitable treatment of Limited Partners under the terms of the Partnership Agreement, including, without limitation, in connection with the Limited Partners' right of redemption under Section 8.6 of the Partnership Agreement; and

          WHEREAS, pursuant to Section 7.3.E(3) of the Partnership Agreement, the General Partner may, without the Consent of the Limited Partners (as such term is defined in the Partnership Agreement) amend the Partnership Agreement to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity in, correct or supplement any provision in, or make other changes with respect to matters arising under, the Partnership Agreement that will not be inconsistent with law or with the provisions of the Partnership Agreement; and

          WHEREAS, the General Partner believes that none of the actions taken pursuant to this Amendment adversely affect the Limited Partners in any material respect or are inconsistent with law or with the provisions of the Partnership Agreement; and

          WHEREAS, the General Partner and the Partnership believe it is desirable and in the best interest of the Partnership to amend the Partnership Agreement as set forth herein.

          NOW THEREFORE, in consideration of the premises set forth above, the General Partner, on behalf of itself and the Limited Partners, undertakes to implement the following amendments to the Partnership Agreement:

          Section 1.  Defined Terms.  Capitalized terms used without definition
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in this Amendment shall have the meaning given to each such term in the
Partnership Agreement.

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          Section 2.  Amendments.
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          (a)  Section 1.1.
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               (1) Deemed Value of the Partnership Interests.  The definition of
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     "Deemed Value of the Partnership Interests" set forth in Section 1.1 of the
     Partnership Agreement is hereby deleted in its entirety and replaced with the following:

          "Deemed Value of the Partnership Interests" means, as of any date with
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          respect to any class or series of Partnership Interests (i) the total number of Partnership Units of the General Partner in such class of Partnership Interests (as provided for in Sections 4.1 and 4.3.C) issued and outstanding as of the close of business on such date multiplied by the sum of (x) the Fair Market Value of the number of shares of capital stock of the General Partner which corresponds to one Partnership Unit such class or series of Partnership Interests on such date (as adjusted pursuant to Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership);
                                --- ----
          divided by (ii) the Percentage Interest of the General Partner in such
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          class or series of Partnership Interests on such date; provided, that,
                                                                 --------
          if no outstanding shares of capital stock of the General Partner correspond to a class of series of Partnership Interests, the Deemed Value of Partnership Interests with respect to such class or series shall be equal to an amount reasonably determined by the General Partner. Without limiting the generality of the foregoing, the Deemed Value of the Partnership Interests referenced in the preceding sentence shall be adjusted for the issuance, distribution and triggering of exercisability of the Rights (which adjustment shall be made as necessary to equitably reflect the dilution in REIT Shares resulting from the issuance and exercise of the Rights, in each case taking into account any increase pursuant to Section 4.5.B in the number of Partnership Units held by the Limited Partners).

               (2) REIT Shares Amount.  The definition of "REIT Shares Amount"
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     set forth in Section 1.1 of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

          "REIT Shares Amount" means, as of any date, an aggregate number of
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          REIT Shares equal to the number of Tendered Units, or in the case of
          Section 11.2.B, all Units, as adjusted pursuant to Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and for stock dividends and distributions, stock splits and

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          subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership.
                                --- ----
          Without limiting the generality of the foregoing, such aggregate number of REIT Shares referenced in the preceding sentence shall be adjusted for the issuance, distribution and triggering of exercisability of the Rights governed by the Rights Agreement (which adjustment shall be satisfied by issuing together with the REIT Shares Amount the aggregate number Rights (if prior to expiration of the Rights pursuant to the Rights Agreement) or REIT Shares (if subsequent to the triggering of the exercisability of such Rights and subsequent to the expiration of the Rights pursuant to the Rights Agreement) necessary to reflect equitably the dilution in REIT Shares resulting from the issuance and exercise of the Rights, in each case taking into account any increase pursuant to Section 4.5.B in the number of Partnership Units held by the Limited Partners).

               (3) Fair Market Value.  The definition of "Fair Market Value" set
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     forth in Section 1.1 of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

          "Fair Market Value" means, with respect to any security of the General
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          Partner, the average of the daily market price for the ten (10)
          consecutive trading days immediately preceding the date with respect to which "Fair Market Value" must be determined hereunder or, if such date is not a Business Day, the immediately preceding Business Day. The market price for each such trading day shall be: (i) if such security is listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such security is not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if such security is not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported
                    --------
          during the 10 days prior to the date in

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          question, the Fair Market Value of such security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount for shares of common stock includes rights that a holder of such shares would be entitled to receive, then the Fair Market Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; provided, that in connection with
                                            --------
          determining the Deemed Value of the Partnership Interests for purposes of determining the number of additional Partnership Units issuable upon a Capital Contribution funded by an underwritten public offering of shares of capital stock of the General Partner, the Fair Market Value of such shares shall be the public offering price per share of such class of capital stock sold; and, provided further, that the Fair
                                                 -------- -------
          Market Value of any rights issued pursuant to the Rights Agreement shall be deemed to have no value unless a "triggering event" (as defined in the Rights Agreement) shall have occured (i.e., if the Rights issued pursuant thereto are no longer "attached" to the REIT Shares and are able to trade independently).

               (4) Rights and Rights Agreement. The definition of "Rights" and
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     "Rights Agreement" set forth below is hereby added to Section 1.1 of the
     Partnership Agreement between the defined terms "REIT Shares Amount" and "Securities Act":

          "Rights" means the rights issued pursuant to the Rights Agreement.
           ------

          "Rights Agreement" means the Rights Agreement, dated as of October 2,
           ----------------
          1998, by and between the General Partner and ChaseMellon Shareholder Services, L.L.C.

          (b) Section 4.5.  The Partnership Agreement is hereby amended by
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renaming Section 4.5 as 4.5.A and adding the following as new Section 4.5.B.

               B. Notwithstanding the foregoing provisions of this Article IV, in the event the General Partner has made contributions of cash to the Partnership attributable to the General Partner's receipt of cash pursuant to the exercise of the Rights, the General Partner shall be issued a number of Partnership Units as a result of such contribution equal to the number of REIT Shares sold pursuant to such exercise. In such case or in the event the General Partner makes other contributions to the Partnership in connection with the issuance of REIT Shares after the Rights have become excercisable, the number of Partnership Units held by the Limited Partners shall be increased to equitably offset the dilution resulting from such issuance.

          Section 3.  Miscellaneous.
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          (a) Effect of Amendment.  Except as specifically modified hereby, all
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terms and provisions of the Partnership Agreement shall continue to remain in full force and effect and, except as the context otherwise requires, each reference to the Partnership Agreement in this Amendment shall be a reference to the Partnership Agreement as amended hereby.

          (b) Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which when and as executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

          (c) Successors and Assigns.  This Amendment shall inure to the benefit
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of and be binding upon the successors and assigns of each of the Partners.

          (e) Headings.  The headings in this Amendment are for convenience of
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reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

          (g) Severability.  In the event that any one or more of the provisions
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contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each party's rights and privileges shall be enforceable to the fullest extent permitted by law.


                           (Signature Page Follows.)

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       GENERAL PARTNER
                                       ---------------

                                       KILROY REALTY CORPORATION


                                       By: /s/ Jeffrey C. Hawken
                                          ----------------------------
                                          Jeffrey C. Hawken
                                          Executive Vice President and
                                          Chief Operating Officer

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